EXHIBIT 10.10
IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
In re Application of Brian A. Rosenfeld, M.D. and Michael Breslow

Serial No.:	09/443,072	Group Art Unit:
Filed:	11/18/99	Examiner:

For:	SYSTEM AND METHOD FOR PROVIDING CONTINUOUS, EXPERT NETWORK CRITICAL CARE SERVICES FROM A REMOTE LOCATION(S)
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ASSIGNMENT Pursuant to 37 CFR § 3.56
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     I, Brian A. Rosenfeld, M.D., residing at 5 Tall Tree Court, Baltimore, Maryland 21208, and I, Michael Breslow, residing at 7 Broadridge Lane, Lutherville, Maryland 21093, for good and valuable consideration, the sufficiency of which is hereby acknowledged, do hereby sell, assign and transfer unto ICUSA, a corporation organized under the laws of the State of Delaware and having its principal office at 2400 Boston Street, Suite 302, Baltimore, MD 21224 (hereinafter “ASSIGNEE,”), the entire right, title and interest, together with all rights of priority, in and to my invention for a SYSTEM AND METHOD FOR PROVIDING CONTINUOUS, EXPERT NETWORK CRITICAL CARE SERVICES FROM A REMOTE LOCATION(S), as described and/or claimed in my application for Letters Patent of the United States of America, Serial No. 09/443,072 filed 11/18/99, as well as all foreign counterparts thereof together with all Letters Patent issuing on the aforesaid application for Letters Patent, the same to be held and enjoyed by ASSIGNEE, its successors, assigns or other legal representatives, to the full ends of the terms of all said Letters Patent therefor which may be granted.

     I HEREBY AUTHORIZE ASSIGNEE to make application for and to receive Letters Patent for said invention in any foreign countries in its own name, or in my name, at its election.
     AND I HEREBY COVENANT AND AGREE that I will execute or procure any further necessary assurance of title to said invention and any Letters Patent which may issue therefor and that I will, at any time, upon the request and at the expense of ASSIGNEE deliver any testimony in any legal proceedings and execute all papers that may be necessary or desirable to perfect the title to said invention or any Letters Patent which may be granted therefor in ASSIGNEE, its successors, assigns, or other legal representatives, and that I will, at any time, upon the request and at the expense of the ASSIGNEE execute any continuations, divisions, reissues, or any other additional applications for Letters Patent for said invention or any part or parts thereof, all of which applications and any Letters Patent issuing thereof are hereby assigned to ASSIGNEE, and will make all rightful oaths, and do all lawful acts requisite for procuring the same therein, without further compensation, but at the expense of ASSIGNEE, its successors, assigns or other legal representatives.
     AND I HEREBY AUTHORIZE AND REQUEST the Commissioner of Patents and Trademarks to issue any and all Letters Patent of the United States for said invention, resulting from any of the aforesaid application to assignee.
     WITNESS MY HAND and seal this 14th of April, 2000.

/s/ Brian A. Rosenfeld
Brian A. Rosenfeld, M.D.

STATE OF Maryland	)
	)	ss:
COUNTY OF Baltimore	)

     On this 14th day of April, 2000 personally appeared before me Brian A. Rosenfeld, M.D. to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.

/s/ Margaret P. Fauver
Notary Public

My Commission Expires: 9/2/02
     WITNESS MY HAND and seal this 14th of April, 2000.

/s/ Michael Breslow
Michael Breslow

STATE OF Maryland	)
	)	ss:
COUNTY OF Baltimore	)
     On this 14th day of April, 2000 personally appeared before me Michael Breslow to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.

/s/ Margaret P. Fauver
Notary Public

My Commission Expires: 9/2/02